UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2024

Northann Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-41816	88-1513509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Northann Distribution Center Inc. 9820 Dino Drive, Suite 110 Elk Grove, CA 95624	95624
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(916) 573 3803

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NCL	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2024, Charles James Schaefer IV, a member of the Board of Directors of Northann Corp. (the “Company”), resigned as a member of the Board of Directors (the “Board”) of the Company, effective immediately. Mr. Schaefer, an independent director, served as a member of the audit committee and the nominating committee, chair of the compensation committee of the Board at the time of his resignation.

On May 23, 2024, the remaining members of the Board appointed Mr. Umesh Patel as a member of the Company’s Board of Directors, a member of the audit committee and the nominating committee, as well as the chair of the compensation committee of the Board.

Mr. Prasad has been serving as the chief executive officer and a director of Fuse Group Holding Inc., a company exploring opportunities in the mining industry, since February 2017, and the company’s chief financial officer since November 2022. He has also been a director of Nova Lifestyle, Inc. (NASDAQ: NVFY) since November 2016 and presently serves as the chairman of the Audit Committee and member of the Compensation Committee and Nominating and Governance Committee. Since May 2012, Mr. Patel has served as a managing partner of DviBri LLC, a California-based consulting company dedicated to managing all aspects of a client's transition from a private firm to a publicly-listed company. From 2001 to 2007, Mr. Patel was the president and CFO of Digital Learning Management Corp. Mr. Patel received his Associate degree in hotel management and catering in 1976, and his Bachelor of Commerce degree specializing in audits and accounts in 1979, both from Maharaja Sayaji Rao University in Baroda, India.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2024	Northann Corp.

	By:	/s/ Lin Li
	Name:	Lin Li
	Title:	Chairman of the Board, Chief Executive Officer, President, Secretary, Treasurer

3